UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

COHEN & COMPANY INC.

(Formerly Alesco Financial Inc.)

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 15, 2009, the audit committee of the Company’s board of directors approved the dismissal of the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”). On that date, the audit committee and the board approved and ratified the engagement of Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accountants for the fiscal year ended December 31, 2009. Grant Thornton has served as the registered public accounting firm for Cohen Brothers since 2001.

During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Grant Thornton, the Company did not consult with Grant Thornton regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During each of the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent period from January 1, 2009 through the Company’s notice to Ernst & Young of its dismissal on December 15, 2009: (i) there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except as provided in the following sentence. Ernst & Young found that the Company had not maintained effective internal control over financial reporting as of December 31, 2008 because management had identified a material weakness in controls related to certain of the Company’s valuation processes that were not designed and operating effectively. Ernst & Young’s reports on the Company’s financial statements for 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Ernst & Young with a copy of the above disclosures and has requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of that letter, dated December 16, 2009, is filed as Exhibit 16.1 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter from Ernst & Young LLP*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALESCO FINANCIAL INC.

Date: December 16, 2009	By:	/S/ JOSEPH W. POOLER, JR.
Joseph W. Pooler, Jr. Executive Vice President, Chief Financial Officer and Treasurer

3